DATED 31 JANUARY 2000

                      (1) TEMPLETON GLOBAL STRATEGY FUNDS

                     (2) TEMPLETON GLOBAL ADVISORS LIMITED

                   (3) TEMPLETON GLOBAL STRATEGIC SERVICES SA

                     (4) LIGHTNING FINANCE COMPANY LIMITED

         --------------------------------------------------------------

                AMENDED AND RESTATED COMMISSION PAYING AGREEMENT

         ---------------------------------------------------------------



                            MATHESON ORMSBY PRENTICE
                                30 HERBERT STREET
                                    DUBLIN 2
                                    IRELAND

                           J:\WP\PMY\LUXAMENDAGR3.DOC

                              INDEX

ARTICLE 1..................................................2
  Definitions..............................................2
ARTICLE 2.................................................10
  Closing Arrangements....................................10
ARTICLE 3.................................................10
  Commission Payment......................................10
ARTICLE 4.................................................12
  Payment of Fees.........................................12
ARTICLE 5.................................................14
  Representations and Warranties..........................14
ARTICLE 6.................................................18
  Conditions Precedent....................................18
ARTICLE 7.................................................21
  Covenants...............................................21
ARTICLE 8.................................................24
  Termination Events......................................24
ARTICLE 9.................................................26
  Indemnification.........................................26
ARTICLE 10................................................27
  Additional Sub-Funds....................................27
ARTICLE 11................................................27
  General.................................................27
SCHEDULE A................................................35
SCHEDULE B................................................36
SCHEDULE C................................................37
SCHEDULE D................................................38
SCHEDULE E................................................45

THIS AGREEMENT made  on    31 January 2000

BETWEEN:

TEMPLETON GLOBAL STRATEGY FUNDS a societe d'investissement a capital variable, incorporated under the laws of the Grand-Duchy of Luxembourg, having its registered office at 26 boulevard Royale, L-2449, Luxembourg, (the "Fund");

TEMPLETON GLOBAL ADVISORS LIMITED (formerly known as Templeton, Galbraith & Hansberger Limited), a company incorporated under the laws of the Commonwealth of the Bahamas and having its registered office at Nassau, Bahamas, ("TGAL" or the "Principal Distributor");

TEMPLETON GLOBAL STRATEGIC SERVICES SA, a Societe Anonyme, incorporated under the laws of the Grand-Duchy of Luxembourg and having its registered office at 26 boulevard Royale, L-2449, Luxembourg ("TGSS" );

AND

LIGHTNING FINANCE COMPANY LIMITED, a limited liability company incorporated in Ireland and having its registered office at Chase Manhattan House, IFSC, Dublin 1, Ireland ("LFL").

WHEREAS:

A The Fund has been incorporated as an investment fund for the investment and reinvestment of its assets in certain types of securities, as more fully described in its Articles of Incorporation.

B The Fund, pursuant to a distribution agreement dated as of 6 November 1990 made between the Fund and Templeton, Galbraith and Hansberger Ltd, a company incorporated under the laws of the Cayman Islands ("TGH Cayman"), appointed TGH Cayman as principal distributor of the shares issued from time to time in the capital of the Fund (the "Shares") for all countries outside of the United States of America (the "Distribution Agreement").

C TGH Cayman, pursuant to an assignment dated 30 October 1992 made between the Fund, TGH Cayman and the Principal Distributor, assigned its title and interest in the Distribution Agreement to the Principal Distributor and the Principal Distributor thereby assumed the obligations of TGH Cayman under the Distribution Agreement as if the Principal Distributor were named in the Distribution Agreement as a party thereto in lieu of TGH Cayman.

D Pursuant to the Addendum to the Distribution Agreement (the "Distribution Agreement Addendum") dated 1 July 1999 between the Fund and the Principal Distributor (which has taken effect as and from the 1 July 1999), the Principal Distributor has been granted the right to receive all conditional deferred sales charges and servicing charges in respect of the Shares.

E Pursuant to a distribution controller agreement made as of 1 October 1995 between the Principal Distributor and TGSS (the "Distribution Controller Agreement"), the Principal Distributor appointed TGSS as distribution controller of the Fund (in such capacity, the
      "Distribution Controller"). It was agreed in the Distribution Controller Agreement that TGSS would receive certain fees in return for co-ordinating the distribution of the Shares and providing certain other associated services.

F Pursuant to a letter (the "Fees Side-Letter") from the Principal Distributor to TGSS (which is stated to take effect as of 29 July 1994) the Principal Distributor granted to TGSS the right to receive certain conditional deferred sales charges and other charges in connection with the class of Shares which, up until 1 July 1999, were known as the Class B Shares and which are now known as the Class Bx Shares (the "Class Bx Shares").

G With effect from 1 July 1999 and as more particularly described in the addendum dated June 1999 to the prospectus of the Fund dated September 1997 (as amended, varied or supplemented from time to time by various instruments including the addendum) (the "Prospectus"), a new class of Shares named Class B Shares (the "New B Shares") will be introduced for certain Sub-Funds.

H On the terms and subject to the conditions set out in a Commission Paying Agreement and letter agreement in relation thereto each dated 1 July 1999 and each among the parties hereto (together the "Commission Paying Agreement"), pursuant to which the Fund with the knowledge and consent of TGAL and TGSS requested LFL to perform, in respect of the New B Shares, certain services in connection with the distribution of the New B Shares (including the payment of Selling Commissions (as defined in Article 1.1)). In return, the Fund, pursuant to the terms of the Commission Paying Agreement, agreed to pay certain fees (as more particularly described in the Commission Paying Agreement) to LFL (and TGAL and TGSS agreed to waive any entitlement they may have to such fees) for each New B Share in respect of which LFL has become obligated to pay a Selling Commission and any related Transfer and Reinvested Shares. The Fund's obligation to pay the appropriate fees in respect of a New B Share and any related Transfer and Reinvested Shares commenced on the Trade Date for which LFL is obligated to pay a Selling Commission in respect of that New B Share.

I The parties hereto wish to amend and restate the Commission Paying Agreement upon the terms and subject to the conditions set out in this Agreement and, with effect from the date hereof, this Agreement will supersede the Commission Paying Agreement which shall automatically and without further act or document terminate upon the execution by the parties hereto of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

1.1. DEFINITIONS. Whenever used in this Agreement and the schedules, unless there is something inconsistent in the subject matter or context, words and terms shall have the meanings given to them in this Article 1.1 and in the recitals hereto:

     "Additional Sub-Fund" means any new or existing Sub-Fund which commences to issue New B Shares.

     "Adverse Effect" when used alone or in conjunction with other terms means the occurrence or existence of any act, circumstance, condition, event, fact, or combination of the foregoing which, in the reasonable judgement of LFL, creates a significant probability of any (a) adverse effect (or material adverse effect, where such occurrence is caused by a computer or operations error) upon (i) the timing or amount of any payment of any Fee; or (ii) the timely receipt by LFL of any Fees; or (b) a material adverse effect upon (i) the Funds's, TGAL's or TGSS's ability to pay or perform its obligations under this Agreement in a timely manner or (ii) the remedies and other rights of LFL under this Agreement.

     "Advisory Agreements" means the investment management agreements in respect of each of the Sub-Funds between the Fund and the applicable investment advisor as described in Schedule A as supplemented or amended from time to time.

     "Affiliate" has the meaning provided to that term under the Securities and Exchange Act of 1933 of the United States of America.

     "Agreement" means this Agreement, as the same may from time to time be amended, supplemented, waived or modified.

     "Anniversary of the Sale Cutoff Date" means, in respect of any particular Monthly Pool, the date which is 6 years following the Sale Cutoff Date in respect of that Monthly Pool.

     "Approved Dealers" means dealers in respect of the Shares as approved by TGAL or its duly appointed agents.

     "Articles of Incorporation" means the articles of incorporation of the Fund.

     "Business Day" means a day on which the Fund is valued in accordance with the Prospectus Documents.

     "Closing" means the completion of the transactions contemplated by this Agreement and the delivery of additional documentation required by this Agreement.

     "Closing Date" means such date as the parties agree is the date upon which Closing shall take place.

     "Closing Time" means 12:00 p.m. on the Closing Date or such other time on the Closing Date as the parties may agree as the time at which the Closing shall take place.

     "Collection Account" means a bank account of LFL maintained at The Chase Manhattan Bank at account number 323-13-43-35, with respect to which the Fund, TGSS and TGAL shall have no access or control.

     "Collections" means (a) all amounts paid or payable under the Program Documents in respect of the Fees and (b) all proceeds of the foregoing, except that "Collections" shall not include amounts paid or payable pursuant to Article 9.1.

     "Commission Payer" means LFL acting in its capacity as commission payer hereunder.

     "Deferred Sales Charge" means, with respect to any Sub-Fund, the deferred sales charge payable, either directly or by withholding from the proceeds of the redemption of Shares of such Sub-Fund, by the shareholders of such Sub-Fund on any redemption of Shares of such Sub-Fund in accordance with the Prospectus Documents relating to such Sub-Fund.

     "Deferred Sales Charge Share" means each New B Share issued after July 1, 1999 by a New B Share Sub-Fund in respect of which a Deferred Sales Charge is payable.

     "Distributed Shares" means collectively, the Original Charge Shares and the Transfer Shares.

     "Distribution Agreements" means the distribution services agreements between each of the Fund, TGAL, TGSS and TGH Cayman (including without limitation, the Distribution Agreement, the Distribution Agreement Addendum, the Distribution Controller Agreement and the Fees Side-Letter) as supplemented or amended from time to time.

     "Distributor Report" means a monthly report to be prepared by TGSS which shall set forth, among other things TGSS's determination, as of the last Business Day of such month, of (a) the Selling Commissions paid or payable by LFL in respect of Deferred Sales Charges Shares distributed during such month, (b) the amount of Fees paid or payable in respect of such month and the Deferred Sales Charge Shares attributable to such Fees and (c) the computation of the amount of such Fees in reasonable detail.

     "Distributors" means TGAL and TGSS and "Distributor" means any one of them.

     "Eligible Fee" means a Fee which (a) (i) constitutes a legal, valid and binding obligation of the obligor thereof which is not subject to any dispute, offset, counterclaim or defence whatsoever and (ii) which is not subject to any adverse claim; and (b) does not contravene any applicable law.

     "External Reinvested Share" is a Reinvested Share which is a share of a Sub-Fund which is not a New B Share Sub-Fund.

     "External Share" means a Share issued by a Sub-Fund, which is not a New B Share Sub-Fund, upon the immediate investment of proceeds realised on the redemption of a Distributed Share or another External Share (and any other Share issued upon the consolidation or subdivision of an External Share).

     "Fees" means all amounts payable to LFL under this Agreement and any other Program Document.

     "Free Exchange" shall mean the exchange of Shares of one Sub-Fund for a Transfer Share or an External Share of another Sub-Fund.

     "Free Redemption" means a redemption of Distributed Shares or External Shares where the obligation of the shareholder of such Distributed Shares or External Shares to pay the applicable Deferred Sales Charge is relieved or deferred in whole or in part.

     "FRI" means Franklin Resources, Inc., the indirect parent company of each of the Distributors.

     "Fund Event of Termination" means:

     (a) any change (or proposed change as agreed between the parties hereto) in accounting, governmental or other legislation, regulation or policy
          (i) which will materially and adversely affect the accounting or tax treatment of the arrangements under the Program Documents to any of the Fund, TGSS or TGAL or (ii) as a result of which TGAL, TGSS or the Fund will become liable, under Article 11.8, to pay any amount or amounts which, but for such change, it would not have been liable to pay;

     (b)  the occurrence of an LFL Insolvency Event; or

     (c) a suit, litigation or regulatory proceeding which has a material adverse effect on the ability of LFL to perform or comply with its obligations hereunder.

     "GAAP" means generally accepted accounting principles in Luxembourg (in the case of the Fund), or the United States of America (in the case of LFL), as in effect from time to time and consistently applied (except where specified otherwise).

     "Insolvency Event" means any of the following occurrences:

     (a) TGSS, TGAL or the Fund shall generally not pay its obligations as such obligations become due or shall admit in writing its inability to pay its obligations generally or shall make a general assignment for the benefit of creditors; or

     (b) any proceeding shall be instituted by or against TGSS, TGAL or the Fund seeking to adjudicate it in whole or in part bankrupt or insolvent, or seeking liquidation, winding-up, reorganisation, arrangement, adjustment, protection, relief or composition of it or its obligations or proposal to its creditors under any laws relating to bankruptcy, insolvency or reorganisation or relief of debtors or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceedings instituted against it (but not instituted by it), such proceedings shall remain undismissed or unstayed for a period of 60 days; or

     (c) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order (i) for the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of TGAL, TGSS or the Fund of any material part of its property or for the winding up or liquidation of its affairs and such decree shall remain in force undischarged and unstayed for a period of 60 days; or (ii) for the sequestration or attachment of any material part of the property of TGSS, TGAL or the Fund without its unconditional return to the possession of TGSS, TGAL or the Fund or its unconditional release from such sequestration or attachment within 60 days thereafter; or

     (d) TGAL, TGSS or the Fund shall take any action to authorise any of the actions set forth above.

     "Liabilities" means claims, damages, losses, liabilities, expenses, obligations, penalties, actions, suits, judgments and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel).

     "LFL Event of Termination" means each of the following events:

     (a) the Fund, TGAL or TGSS shall fail to make or cause to be made in the manner and when due any payment to be made or to be caused to be made by it under any Program Document and the failure of such payment shall continue unremedied for 10 Business Days following notice thereof from LFL to the entity obligated to make such payment and the failure of such payment has an Adverse Effect;

     (b) TGSS, TGAL or the Fund shall fail to perform or observe any other material term, covenant or agreement on its part to be performed or observed under any Program Document following TGSS, TGAL or the Fund's (as the case may be) actual knowledge thereof or receipt of notice from LFL, whichever is the earlier;

     (c) any representation or warranty made or deemed made by TGSS, TGAL or the Fund or any of their respective officers or directors under or in connection with any Program Document shall have been false, incorrect or misleading in any material respect when made or deemed made and which gives rise to an Adverse Effect;

     (d) any material provision of any Program Document to which TGSS, TGAL or the Fund is a party shall cease to be a legal, valid and binding obligation of any such Person enforceable in accordance with its terms or any such Person shall so assert in writing;

     (e)  there shall have occurred an Insolvency Event;

     (f) FRI shall cease to own, directly or indirectly, at least 80% of the issued and outstanding equity securities of each of TGSS and TGAL;

     (g) there shall have occurred any change (or proposed change as agreed by the parties hereto) in accounting, governmental or other legislation, regulation or policy which would have an Adverse Effect;

     (h) the termination of the Joint Venture Agreement dated September 11, 1998 as amended respecting LFL among FEP Capital II LLC and TGH Holdings Limited and LFL pursuant to Article 14 of that agreement; and

     (i) a suit, litigation or regulatory proceeding which has a material adverse effect on the ability of any of the Fund, TGAL or TGSS to perform or comply with its obligations hereunder.

     "LFL Insolvency Event" means any of the following occurrences:

     (a) LFL shall generally not pay its obligations as such obligations become due or shall admit in writing its inability to pay its obligations generally or shall make a general assignment for the benefit of creditors; or

     (b) any proceeding shall be instituted by or against LFL seeking to adjudicate it in whole or in part bankrupt or insolvent, or seeking liquidation, winding-up, court protection, reorganisation, arrangement, adjustment, protection, relief or composition of it or its obligations or proposal to its creditors under any laws relating to bankruptcy, insolvency or reorganisation or relief of debtors or seeking the entry of an order for relief or the appointment of a receiver, trustee, examiner, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceedings instituted against it (but not instituted by it), such proceedings shall remain undismissed or unstayed for a period of 60 days; or

     (c) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order (i) for the appointment of a receiver, liquidator, examiner, assignee, trustee or sequestrator (or other similar official) of LFL of any material part of its property or for the winding up or liquidation of its affairs and such decree shall remain in force undischarged and unstayed for a period of 60 days; or (ii) for the sequestration or attachment of any material part of the property of LFL without its unconditional return to the possession of LFL or its unconditional release from such sequestration or attachment within 60 days thereafter; or

     (d) LFL shall take any action to authorise any of the actions set forth above.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien or security interest (statutory or other) or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever or other charge or encumbrance, including the retained security title of a conditional vendor or lessor.

     "Master Trust" means any trust or other special purpose entity or Person to which any interest in any of the Fees or the right to receive any Collections with respect thereto has been transferred in connection with a Takeout Transaction.

     "Master Trust Transfer Agreement" means any agreement pursuant to which any interest in the Fees is transferred to a Master Trust.

     "Monthly Fee" means, in respect of each Monthly Pool, a monthly fee equal to 0.975% (on an annual basis) of the average daily Net Asset Value for that month of all Distributed and Reinvested Shares and External Shares forming part of such Monthly Pool divided by twelve.

     "Monthly Pool" means, with respect to any Sub-Fund and any calendar month:

     (i) each Original Charge Share issued by such Sub-Fund during such calendar month;

     (ii) Transfer Shares of such Sub-Fund issued upon the immediate reinvestment of proceeds realised on the redemption of (a) an Original Charge Share of another Sub-Fund issued by such Sub-Fund during the calendar month described in clause (i) above; (b) a Reinvested Share (that is not an External Reinvested Share) of another Sub-Fund issued in respect of Deferred Sales Charge Shares described in clause (ii)(a) above or this clause (ii)(b); or (c) a Transfer Share of another Sub-Fund which relates to a Deferred Sales Charge Share described in clause (ii)(a) or (ii)(b) above or this clause (ii)(c);

     (iii)Deferred Sales Charge Shares of such Sub-Fund issued upon the automatic reinvestment of income and capital gains distributions with respect to Deferred Sales Charge Shares of such Sub-Fund described in clauses (i) or (ii) above, or this clause (iii); and

     (iv) External Shares or External Reinvested Shares of such Sub-Fund which are derived (directly or indirectly) from a Deferred Sales Charge Share formerly included in the Monthly Pool of a New B Share Sub-Fund whose Sale Cutoff Date occurred in such calendar month, provided always that each Deferred Sales Charge Share of such Sub-Fund will be allocated to a Monthly Pool in accordance with the allocation procedures in Schedule D.

     "Multiple Material Errors" means errors in the calculation of amounts due to and adverse to LFL in excess of 10% of any amounts payable, which errors occur in excess of three times during the term of this Agreement excluding any and all errors (other than those caused by bad faith or fraud on the part of TGSS or TGAL) occurring prior to the first year anniversary date of this Agreement.

     "Net Asset Value" means, with respect to any Sub-Fund or any Share, as of the date any determination thereof is made, the meaning given to that term in the Prospectus Documents.

     "New B Share Sub-Funds" means, at any time, the Sub-Funds listed in Schedule C together with any Sub-Funds that have become New B Share Sub-Funds in accordance with Article 10.

     "Original Charge Share" means, in respect of any calendar month, a Deferred Sales Charge Share issued in that month for which LFL is obligated to pay the Selling Commission (and the term "Original Charge Share" includes any Shares issued upon the consolidation or subdivision of an Original Charge Share).

     "Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation, with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or governmental agency, authority or entity, however designated or constituted.

     "Permitted Designee" means (a) any Person designated by LFL or any Master Trust, as the case may be, which may be The Chase Manhattan Bank, Deutsche Bank, Bank of New York or Constellation Financial Management Company, L.L.C. or any Affiliate of the foregoing, or (b) any other Person designated by LFL or any Master Trust, as the case may be, (i) which is not actively engaged in the sponsorship or management of any other mutual fund in the United States, Canada or Europe in the reasonable judgment of TGSS (such judgment not to be unreasonably withheld or delayed), and (ii) which has agreed to be bound by confidentiality undertakings in substance comparable to those contained in this Agreement.

     "Program Documents" means this Agreement, the Articles of Incorporation, the Advisory Agreements, the Prospectus Documents, the Distribution Agreements, the Material Contracts, any Master Trust Transfer Agreement and the other agreements, documents, certificates and instruments entered into or delivered in connection herewith and therewith, as the same may from time to time be amended, supplemented, waived or modified.

     "Prospectus Documents" means, with respect to the Fund and each Sub-Fund, the most recent prospectus and addenda thereto filed in connection with registration in Luxembourg as more particularly described in Schedule A hereto as amended or supplemented from time to time.

     "Reinvested Share" means a Deferred Sales Charge Share or any Share issued upon the automatic reinvestment of income and/or capital gains distributions upon an Original Charge Share, a Transfer Share or any Share which has derived directly or indirectly (through reinvestment of income and/or capital gains) from an Original Charge Share or a Transfer Share (and the term "Reinvested Share" also includes any Shares issued upon the consolidation or subdivision of a Reinvested Share) or any Share issued upon the immediate investment of proceeds realised on the redemption of a Reinvested Share of a New B Share Fund.

     "Sale Cutoff Date" means, with respect to any particular Monthly Pool, the last Business Day of the calendar month during which LFL arranged for the payment of commissions of Original Charge Shares forming part of the Monthly Pool and became obligated to pay the Selling Commissions in respect of such Monthly Pool.

     "Selling Commission" means, in respect of a Deferred Sales Charge Share, 4% of the Subscription Price of such Deferred Sales Charge Share.

     "Sub-Funds" means the sub-funds of the Fund (including, without limitation, those sub-funds in Schedule C).

     "Subscription Price" means with respect to any Deferred Sales Charge Share at any particular time, the gross purchase price of such Deferred Sales Charge Share in the applicable currency of the relevant New B Share Sub-Fund established by the Prospectus Documents.

     "Substantial Funds" means, at any time, any New B Share Sub-Fund or group of New B Share Sub-Funds which, at such time, have an aggregate Net Asset Value equal to thirty per cent (30%) or more of the total Net Asset Value of all the New B Share Sub-Funds taken together at such time.

     "Takeout Transaction" means any transaction pursuant to which LFL, or any Master Trust which obtains such interest directly or indirectly from LFL, sells or otherwise transfers, participates or causes to be sold, transferred or participated interests in the Fees relating to any New B Share Sub-Fund (including, without limitation, the right to receive any portion of any Collections) to any Person, including a Master Trust or a subsidiary or Affiliate of LFL which publicly or privately sells debt instruments and/or certificates or other instruments representing ownership interests in such Master Trust or interest in any Fees (including, without limitation, any right to receive any portion of any Collections).

     "Termination Date" means 30 June 2002, subject to termination or suspension as set forth in Article 3.1, or such later date as shall be agreed to in writing by the parties hereto, except that the Termination Date may be deemed to have occurred on an earlier date pursuant to Article 8.

     "Trade Date" means, in respect of the purchase of Deferred Sales Charge Shares, the relevant Valuation Day of such Shares.

     "Transfer Share" means a Deferred Sales Charge Share issued upon the immediate investment of proceeds realised on the redemption of an Original Charge Share, or another Transfer Share in a Deferred Sales Charge Share of another New B Share Sub-Fund provided that the term "Transfer Share" includes any Deferred Sales Charge Share issued upon the consolidation or subdivision of a Transfer Share.

     "Valuation Day" means a day on which the Fund is accepting subscriptions for Deferred Sales Charge Shares.

                                    ARTICLE 2

                              CLOSING ARRANGEMENTS

2.1 THE CLOSING. The transactions contemplated by this Agreement shall be completed at the Closing Time at the offices of the counsel to LFL or at such other location as may be agreed to by the parties.

                                    ARTICLE 3

                               COMMISSION PAYMENT

3.1 APPOINTMENT OF LFL. Upon and subject to the terms and conditions hereof, the Fund, with the knowledge and consent of TGAL and TGSS as evidenced by their signatures hereto, hereby appoints LFL as Commission Payer in respect of the Deferred Sales Charge Shares in any country where it is legal to distribute the Fund and LFL will pay or procure the payment of Selling Commissions to Approved Dealers as and from 1 July 1999 up to and including 30 June 2002, subject to suspension and termination at any time in the circumstances described in this Agreement. Until terminated in accordance with the terms of this Agreement, LFL will be the exclusive Commission Payer with respect to such Deferred Sales Charge Shares during the period described above. It is acknowledged and agreed by the parties hereto that LFL's obligations do not extend to sales of Shares which are not Deferred Sales Charge Shares and that LFL shall not receive any remuneration of any kind in respect of such Shares.

3.2 DISTRIBUTION THROUGH APPROVED DEALERS. LFL will pay the Selling Commissions based on sales of Deferred Sales Charge Shares only through Approved Dealers, and LFL will not itself directly or indirectly promote, market or sell any Shares or accept orders for the purchase of Shares. All Deferred Sales Charge Shares will be sold at a price equal to the Net Asset Value per Share at the time of purchase, without a sales charge payable by investors. TGSS will advise LFL upon the execution hereof and regularly as required thereafter so long as LFL is entitled hereunder to act as Commission Payer and receive fees hereunder of the names of all Approved Dealers through whom the Deferred Sales Charge Shares may be sold.

     The Distributors agree not to knowingly accept purchase orders from Persons with respect to the sale of Deferred Sales Charge Shares in any jurisdiction in which the Deferred Sales Charge Shares are not registered, qualified for sale or otherwise exempt from the need to qualify for sale under applicable securities legislation. In respect of any such purchase orders which are unknowingly accepted by the Distributors, the Deferred Sales Charge Shares sold pursuant to such orders will be subject to this Agreement unless the trade in such Shares is subsequently reversed, in which case such Deferred Sales Charge Shares shall not be subject to this Agreement and the Distributors, will forthwith, following the trade reversal and out of the proceeds of the trade reversal, refund to LFL the amount of the Selling Commissions paid by it, if any, in respect of such Shares.

3.3 REJECTION OF PURCHASE ORDERS. Each of the Fund and TGAL may reject purchase orders for Deferred Sales Charge Shares received from an Approved Dealer during the term of this Agreement only in accordance with the terms stated in the Prospectus Documents.

3.4 REGISTRATION OF PURCHASES. After receipt and acceptance of a purchase order together with an amount equal to the purchase price for each Deferred Sales Charge Share purchased, TGSS will promptly register the purchaser as a holder of the purchased Share or Shares and shall deposit the purchase price to the credit of the Fund.

3.5 SERVICES OF LFL. The primary purpose of this Agreement is to ensure that satisfactory arrangements exist for the distribution of the Deferred Sales Charge Shares and to provide a mechanism for the payment of Selling Commissions to Approved Dealers who distribute Deferred Sales Charge Shares. Subject to its rights of termination as provided herein, LFL will provide the following services to the Distributors and the Fund during the period in which LFL acts as Commission Payer in accordance with Article 3.1:

     (a) paying the Selling Commissions in respect of the Deferred Sales Charge Shares; the parties agree that LFL's obligation to pay the Selling Commission in respect of a Deferred Sales Charge Share shall arise on the Trade Date for such Deferred Sales Charge Share, notwithstanding that LFL is only required to make actual payment of the Selling Commission in respect of such purchase on the settlement date for such Deferred Sales Charge Share;

     (b) maintaining proper and adequate business records of its operations in order to properly monitor the Deferred Sales Charge Shares for which it pays Selling Commissions and the amount of the Selling Commissions paid; and

     (c) providing confirmation to the Distributors and the Fund when requested as to the due and timely payment of Selling Commissions.

     LFL, the Distributors and the Fund acknowledge that the Distributors shall continue to arrange for the distribution of Deferred Sales Charge Shares pursuant to the Program Documents and that, except as expressly provided by this Agreement, LFL shall have no obligation to perform any duties or functions or make any payments carried out or made by the Distributors.

3.6 DISTRIBUTOR REPORT. On or before 10 Business Days after the end of each month, TGSS shall provide LFL or a Permitted Designee with a Distributor Report. The parties agree to finalise as soon as possible and in any event not later than August 31, 1999 the form of the Distributor Report which is acceptable to both parties.

                                    ARTICLE 4

                                 PAYMENT OF FEES

4.1 MONTHLY FEE. For its services in paying Selling Commissions on sales of Original Charge Shares included in a Monthly Pool, the Fund shall pay to LFL the Monthly Fee in respect of each Monthly Pool and TGAL and TGSS hereby waive any entitlement they may have, whether under the Program Documents or otherwise, to each such Monthly Fee payable hereunder.

     The Monthly Fee will be accrued daily on each Valuation Day and will be paid to LFL within ten days after the end of each calendar month. The Monthly Fee shall continue to be payable to LFL in respect of each Deferred Sales Charge Share, External Share or External Reinvested Share forming part of a Monthly Pool for the lesser of (i) the period that such Deferred Sales Charge Share, External Share or External Reinvested Share remains in issue; and (ii) the Anniversary of the Sale Cutoff Date, notwithstanding that LFL's appointment as exclusive Commission Payer has expired or has been suspended or terminated.

4.2 DEFERRED SALES CHARGES. Each of TGAL, TGSS and the Fund represents and warrants to LFL that a Deferred Sales Charge applies to all Distributed Shares of a New B Share Sub-Fund and all External Shares which are redeemed within five years of their date of issue, or deemed date of issue, except on redemptions where the redemption proceeds realised are immediately invested in Distributed Shares of one or more of the other New B Share Sub-Funds or in External Shares). Each of TGAL, TGSS and the Fund further represents and warrants to LFL that the Deferred Sales Charge, expressed as a percentage of the lower of the current Net Asset Value or the issue price when purchased per Distributed Share or External Share being redeemed, declines over time from the date of issue, or deemed date of issue, of the Distributed Share or External Share as follows:

           If Redeemed During the Following    Deferred Sales
           Periods After the Date of           Charge
           ISSUE OR DEEMED DATE OF ISSUE       PERCENTAGE

           During the 1st year                  4.0%
           During the 2nd year                  3.0%
           During the 3rd year                  2.0%
           During the 4th year                  1.0%
           During the 5th year                  1.0%
           Thereafter                           Nil

     Each of TGAL, TGSS and the Fund represents and warrants to LFL that, for the purpose of calculating the Deferred Sales Charge payable to LFL, Deferred Sales Charge Shares will be redeemed in the following order:

     (a)  Reinvested Shares will be redeemed first; and

     (b) Distributed Shares (or External Shares derived therefrom) of a Sub-Fund issued first, or deemed to be issued first, will be redeemed second.

     In the event of the termination of any Sub-Fund, LFL shall be entitled to receive any applicable Deferred Sales Charges in respect of the outstanding Distributed Shares or External Shares of that Sub-Fund unless such Shares become Transfer Shares or External Shares of another Sub-Fund.

     Notwithstanding the foregoing provisions, LFL agrees and accepts that, if at any time, the Luxembourg supervisory authority compels the Fund not to levy any Deferred Sales Charge as a result of, inter alia, material changes to or liquidation or merger of Sub-Funds or for whatsoever other reason, the Fund will not be liable for the payment of any Deferred Sales Charge which would otherwise normally be payable.

4.3 DEFERRED SALES CHARGE PAYMENTS. In addition to the Monthly Fee payable to LFL pursuant to Article 4.1 and in consideration for its services hereunder, LFL shall also be entitled to receive any Deferred Sales Charge paid by shareholders on the redemption of their Distributed Shares or External Shares. The Deferred Sales Charges will be calculated and collected by TGSS, its successors or assigns in its capacity as Distribution Controller for the Fund on each Valuation Day and will be payable by the Fund to LFL monthly within ten days after the end of the calendar month or in the event of termination of a Sub-Fund, immediately prior to the termination of the Sub-Fund. Such amount shall continue to be payable to LFL on the redemption of each Distributed Share and each External Share notwithstanding that (a) LFL's appointment hereunder as exclusive Commission Payer has been suspended, has expired or has been terminated or b) TGAL or TGSS has been terminated as the Fund's Principal Distributor or Distribution Controller, respectively.

4.4   FREE REDEMPTIONS

     In addition to all other amounts payable to LFL pursuant to this Agreement, promptly following each Free Redemption the Fund or the Distributors or both of them shall pay to LFL an amount equal to the maximum Deferred Sales Charge that would have been payable in connection with such redemption if such redemption had not been a Free Redemption.

4.5  RIGHT OF ACTION

     (a) The Fund hereby irrevocably and unconditionally authorises and instructs TGAL and TGSS to take all necessary steps to recover (whether by legal proceedings or otherwise) any amounts which may become due and owing by a shareholder to the Fund in respect of Deferred Sales Charges (including by withholding or deducting such amounts from any amounts payable by the Fund to such a shareholder). TGAL and TGSS hereby undertake to keep the Fund advised of any actions they may take pursuant to this provision.

     (b) Each of TGSS and TGAL hereby covenants, in favour of LFL and the Fund, that it will diligently take all steps reasonably necessary to recover and pay to LFL any such amounts as referred to in (a) above which are payable to LFL.

     (c) LFL agrees and acknowledges that its only right of action in the event of non-payment of the Fees shall be against the Fund and the assets of the Fund attributable to the relevant Sub-Fund in relation to which the relevant Fees are due and LFL further agrees and acknowledges that LFL shall have no recourse against the assets of the Distributors or other Sub-Funds for such non-payment of the Fees.

4.6 COLLECTION ACCOUNT. All Collections payable by the Fund are to be deposited directly by or on behalf of the Fund into the Collection Account without any intermediate commingling of such amounts with the assets of the

     Distributors or any Affiliate of either of them. No amounts other than the Collections shall be deposited to the Collection Account.

4.7  ACCRUAL OF LFL'S ENTITLEMENT TO FEES

     Notwithstanding any other provision of this Agreement, the parties hereto acknowledge and agree that LFL's entitlement to receive Monthly Fees in respect of a Deferred Sales Charge Share shall accrue at the same time as the obligation of LFL to pay, the Selling Commission in respect of that Deferred Sales Charge Share. LFL's entitlement to receive the Deferred Sales Charge payable by a shareholder on the redemption of a Distributed Share shall accrue at the same time as the obligation of LFL to pay, in respect of that Deferred Sales Charge Share, the Selling Commission in respect of (i) (where such Distributed Share is an Original Charge Share) that Distributed Share or (ii) (where such Distributed Share is a Transfer Share) the Original Charge Share to which such Distributed Share relates.

4.8  MATERIAL ERRORS

     If Multiple Material Errors occur, LFL shall provide TGSS with written notice of such occurrence, following which TGSS shall have 60 days to cure such errors during which period LFL shall have the right to suspend its obligation to pay Selling Commissions. If such breach continues uncured, at the expiration of such notice period, LFL may give a second written notice to the Fund declaring that the Termination Date has occurred (in which case the Termination Date shall be deemed to have occurred on the date such second notice is given), provided that if such Multiple Material Errors occur only in respect of a New B Share Sub-Fund or New B Share Sub-Funds which are not Substantial Funds (in either case), LFL may only terminate its obligations in respect of such Sub-Fund or Sub-Funds (as the case may be). Where LFL terminates its obligations in respect of a New B Share Sub-Fund or New B Share Sub-Funds which are not Substantial Funds (in either case) then the Fund, TGAL, or TGSS shall either (i) take such actions as LFL may reasonably request so as to preserve the economic return to LFL in respect of such terminated Sub-Fund or Sub-Funds (so that LFL receives a return equal to the return it would have received had such Multiple Material Errors not occurred); or (ii) demonstrate to LFL that it can accurately track the relevant New B Shares of such terminated Sub-Fund. In the event that such errors are cured within the 60 day period, then LFL shall promptly pay all Selling Commissions in respect of the sales of Deferred Sales Charge Shares which occurred during such period.

                                    ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

5.1 DISTRIBUTORS AND FUND'S REPRESENTATIONS AND WARRANTIES. Except where otherwise indicated, each of TGSS, TGAL and the Fund represents and warrants to LFL:

     (a) ORGANISATION - It has been duly incorporated or created, as the case may be, and is organised, validly existing and up-to-date in all material filings and registrations required under the laws of Luxembourg, the Commonwealth of the Bahamas (in the case of TGAL) and each country where such filings or registrations are necessary for the conduct of its business, and it has all necessary power, authority and capacity to own its properties and assets and to carry on the business in which it is now engaged.

     (b) DISTRIBUTION OF NEW B SHARES - The New B Shares are offered for sale to the public on a continuous basis pursuant to the Prospectus Documents. All material information and statements contained in the Prospectus Documents with respect to the New B Shares are true and correct in all material respects and contain no material misrepresentation.

     (c) COMPLIANCE WITH LAWS - It is in compliance in all material respects with all applicable laws, including but not limited to, applicable securities laws.

     (d) LICENSES AND REGISTRATIONS - It has received all approvals, licences, registrations and authorisations necessary for the conduct of its businesses as they are now conducted, all of which are in full force and effect; no violations thereof have been recorded; and no proceeding is pending or threatened which could result in the revocation or limitation thereof.

     (e) INVESTMENT ADVISER COMPLIANCE - To the best of the Distributors' knowledge, after due inquiry, each of the investment advisers appointed in respect of the New B Share Sub-Funds has complied with the investment objectives, policies and restrictions of such New B Share Sub-Funds as provided in the Articles of Incorporation, the Advisory Agreements and the Prospectus Documents.

     (f) CONSENTS AND APPROVALS - There are no consents, approvals, orders or authorisations of any Person or registrations, declarations, notices, filings or recordings with any Person required to be obtained or made by it (and which have not been so obtained or made) in connection with the transactions contemplated by this Agreement, the execution and delivery of this Agreement or the performance by the Fund, TGSS or TGAL of any of the terms and conditions of this Agreement.

     (g) FINANCIAL STATEMENTS - The financial statements of the Fund have been prepared in accordance with GAAP and present fairly the financial position of the Fund as of the respective dates thereof and the changes in the Fund's net assets for the period covered by those statements and the treatment of management fees, legal, audit, custodian, safekeeping fees, interest, operating and administrative costs payable by the Fund.

     (h) ABSENCE OF UNDISCLOSED LIABILITIES - Except to the extent reflected or reserved against in the financial statements of the Fund or otherwise disclosed herein or except as incurred in the ordinary course of the business of the Fund, the Fund has no outstanding indebtedness or any liabilities or obligations (whether direct or indirect, current or long-term, accrued, absolute, contingent or otherwise).

     (i) TAX MATTERS - The Fund is not in default in filing any tax returns or reports required to be filed as of the date of this Agreement covering any relevant national, provincial, municipal or local taxes, assessments or other imposts in respect of its capital, income, business or property (where such default could have an Adverse Effect).

     (j) LITIGATION - There is no suit, action, litigation, inquiry, investigation, arbitration or proceeding, including appeals and applications to review, in progress or, to its knowledge, threatened or pending against or relating to it or affecting its properties or businesses which could have an Adverse Effect. There is not presently outstanding against it any judgement, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which could have an Adverse Effect.

     (k) ACCURACY OF BOOKS AND RECORDS - The books and records, financial and otherwise, of the Fund fairly and correctly set out and disclose in all material respects the financial position of the Fund as of the date of this Agreement and all material transactions have been accurately recorded in those books and records.

     (l) ACCURACY OF INFORMATION PROVIDED - To the best of its knowledge, all information provided by or on behalf of the Distributors, the Fund, FRI or its Affiliates to LFL or any agent thereof for purposes of or in connection with this Agreement or the transactions contemplated by this Agreement is true, correct and complete in all material respects.

     (m) DUE AUTHORISATION, EXECUTION AND DELIVERY - This Agreement has been duly authorised, executed and delivered by it and the obligations expressed to be assumed by it in this Agreement are legal and valid obligations binding on it and enforceable against it in accordance with the terms hereof, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies, such as specific performance and injunction, are in the discretion of the court from which they are sought.

     (n) ABSENCE OF CONFLICTING AGREEMENTS - It is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, statute, regulation order, judgement, decree or law which would be violated, contravened or breached by or under which any default would occur as a result of the execution and delivery of this Agreement or the performance of any of the terms of this Agreement or which could have an Adverse Effect.

     (o) MATERIAL CONTRACTS - Except for the Material Contracts it is not a party to or bound by any presently existing oral or written contracts or a commitment which is material in respect of this Agreement and the transactions contemplated herein. The Material Contracts are in compliance in all material respects with applicable law, are in full force and effect, unamended, and no material default exists in respect of any of them on the part of any of the parties and there exists no set of facts which, after notice or lapse of time or both, would constitute such material default. It has the capacity to perform all its respective obligations in the Material Contracts. Each of the Material Contracts has been duly executed by it and constitutes a valid and binding obligation of it enforceable against it in accordance with the terms thereof, free and clear of any mortgage, pledge, lien, charge, security interest or encumbrance or rights of others.

     (p) NO SECURITY AGREEMENT - To the best of the knowledge of the Distributors, no security agreement, equivalent security or lien instrument or any financing statement, has been entered into or is on file or on record in respect of the Deferred Sales Charges (or any part thereof) in any jurisdiction.

     (q) PRINCIPAL PLACE OF BUSINESS, NAME - Its principal place of business and the place where its records are kept is at the address first written above or such other address of which LFL has received notice pursuant to Article 11.6.

     (r) INSOLVENCY - Since 1 July, 1999, there has not occurred an Insolvency Event with respect to the Fund, TGSS or TGAL.

     (s) INFORMATION CORRECT - All information in respect of the payment of Selling Commissions to be set forth in each Distributor Report will be true and correct in all material respects (this warranty shall be given by TGSS and its successors or assigns only).

     (t)  REGISTRATION  OF FUND - The Fund  continues to be  registered  as (and
          qualify   as)  a  societe   d'investissement   a   capital   variable,
          incorporated under the laws of the Grand-Duchy of Luxembourg.

     (u) ROLE OF TGAL AND TGSS - TGAL shall be the Principal Distributor in accordance with the Distribution Agreement and TGSS shall be the Distribution Controller in accordance with the Distribution Controller Agreement.

     Each of the representations and warranties contained in this Article 5.1 are made severally by TGSS, TGAL and the Fund (each a "Representing Party") and accordingly, a Representing Party shall not be responsible to LFL for any misrepresentation on the part of another Representing Party.

5.2 LFL'S REPRESENTATIONS AND WARRANTIES. LFL hereby represents and warrants to TGSS, TGAL and the Fund that:

      (a) ORGANISATION AND GOOD STANDING - LFL has been duly formed and organised as a limited liability company incorporated in Ireland and has all necessary power, authority and capacity to own its property and assets and to carry on the business in which it is now engaged.

      (b) AUTHORISATION, EXECUTION AND DELIVERY - This Agreement has been duly authorised, executed and delivered by LFL and is a valid and binding obligation of LFL enforceable in accordance with its terms, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and, to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

      (c) ABSENCE OF CONFLICTING AGREEMENTS - LFL is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law, provision, statute, regulation, order, judgement, decree or law which would be violated, contravened or breached by, or under which any default would occur as a result of, the execution and delivery by it of this Agreement or the performance by it of any of the terms of this Agreement.

     (d) LITIGATION - There is no suit, action, litigation, inquiry, investigation, arbitration or proceeding, including appeals and applications to review in progress, pending or threatened against or relating to LFL or affecting its property or business which may materially adversely affect its property, business, future prospects or financial condition or which could materially adversely affect the performance or obligations of LFL under, or the validity or enforceability of this Agreement or which could give rise to any adverse effect on LFL's ability to pay or perform any of its material obligations under this Agreement.

     (e) COMPLIANCE WITH LAWS - It is in compliance in all material respects with all laws that are applicable to it.

     (f) LICENSES AND REGISTRATIONS - It has received all approvals, licences, registrations and authorisations necessary for the conduct of its businesses as they are now conducted, all of which are in full force and effect; no violations thereof have been recorded; and no proceeding is pending or threatened which could result in the revocation or limitation thereof.

     (g) CONSENTS AND APPROVALS - There are no consents, approvals, orders or authorisations of any Person required under laws applicable to it or registrations, declarations, notices, filings or recordings with any Person required to be obtained or made by it pursuant to laws applicable to it (and which have not been so obtained or made) in connection with the transactions contemplated by this Agreement, the execution and delivery of this Agreement or the performance of any of the terms and conditions of this Agreement.

     (h) INSOLVENCY - Since July 1, 1999, there has not occurred an LFL Insolvency Event.

5.3 NON-WAIVER. No investigation made by or on behalf of any party at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation or warranty made by any other party in or pursuant to this Agreement. No waiver by any party of any condition, in whole or in part, shall operate as a waiver of any other condition.

5.4 NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All statements contained in any certificate or other document delivered by or on behalf of a party pursuant to or in connection with the transactions contemplated by this Agreement shall be deemed to be made by that party under this Agreement.

     All representations and warranties, covenants and agreements on the part of each of the parties contained in this Agreement or in any certificate or other document delivered pursuant to this Agreement shall survive the Closing and shall survive for the duration of this Agreement.

                                    ARTICLE 6

                              CONDITIONS PRECEDENT

6.1 LFL'S CONDITIONS TO CLOSING. The obligation of LFL to complete the transactions contemplated by this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of LFL and may be waived by it in whole or in part by notice in writing to TGSS, TGAL and the Fund):

     (a) TRUTH AND ACCURACY OF REPRESENTATIONS AND WARRANTIES OF THE DISTRIBUTORS AND THE FUND AT CLOSING TIME - All the representations and warranties of the Distributors and the Fund made in or pursuant to this Agreement shall be true and correct in all material respects as at the Closing Time and with the same effect as if made at and as at the Closing Time. LFL shall receive a certificate from TGSS, TGAL and the Fund confirming the truth and correctness in all material respects of the representations and warranties of the each of them.

     (b) RECEIPT OF CLOSING DOCUMENTATION - All documentation relating to the transactions contemplated by this Agreement, including legal opinions from counsel to the Distributors and the Fund, shall be satisfactory to LFL and its counsel, both acting reasonably. LFL shall receive copies of all documentation or other evidence it may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement and the taking of all corporate proceedings and action in connection with this Agreement in compliance with these conditions in form (as to certification and otherwise) and substance satisfactory to LFL and its counsel.

     (c) MATERIAL ADVERSE CHANGE - Since September 30, 1998, no material adverse change in the condition or operations of the business, assets or financial condition of the Fund shall have occurred including any change in the fundamental investment objective of a Sub-Fund, and no Adverse Effect shall have occurred.

     (d) PERFORMANCE OF OBLIGATIONS - The Distributors and the Fund shall have performed or complied with, in all respects, all obligations, covenants and agreements in this Agreement to be performed or complied with by the Closing Time.

     (e) CONSENTS, AUTHORISATIONS AND REGISTRATIONS - All consents, approvals, orders and authorisations of any Person required in connection with the completion of any of the transactions contemplated by this Agreement, the execution of this Agreement, the Closing or the performance of any of the terms and conditions of this Agreement shall have been obtained at or before the Closing Time.

     (f) ROLE OF TGAL AND TGSS - At the date of this Agreement and at the Closing Time, TGAL shall be the Principal Distributor in accordance with the terms of the Distribution Agreement and TGSS shall be the Distribution Controller in accordance with the terms of the Distribution Controller Agreement.

     (g) EVENT OF TERMINATION - The condition set out in Article 6.2(c) shall be satisfied.

6.2 LFL'S CONDITIONS TO PAYMENT OF SELLING COMMISSIONS FROM TIME TO TIME. The obligation of LFL to pay Selling Commissions under this Agreement from time to time shall be subject to the satisfaction of, or compliance with, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of LFL and may be waived by it in whole or in part by notice in writing to TGAL, TGSS and the Fund) at each such time:

     (a) TRUTH AND ACCURACY OF REPRESENTATIONS AND WARRANTIES OF THE DISTRIBUTORS AND THE FUND - The representations and warranties of the Distributors and the Fund made in or pursuant to this Agreement shall be true and correct in all material respects as of the time of payment of such Selling Commissions and with the same effect as if made at the time of payment of such Selling Commissions.

     (b) ROLE OF TGAL AND TGSS - TGAL shall be the Principal Distributor in accordance with the terms of the Distribution Agreement and TGSS shall be the Distribution Controller in accordance with the terms of the Distribution Controller Agreement.

     (c) EVENT OF TERMINATION - Both immediately before and immediately after giving effect to the payment of a Selling Commission on such date by LFL, no LFL Event of Termination (or event which, with the passage of time or the giving of notice, or both, would constitute an LFL Event of Termination) in respect of TGAL, TGSS or the Fund shall have occurred and be continuing.

     (d) DISTRIBUTOR REPORTS - TGSS shall have delivered all Distributor Reports required to be delivered on or prior to such date pursuant to this Agreement, which shall be in form and substance reasonably satisfactory to LFL or its Permitted Designee.

     (e) PERFORMANCE OF OBLIGATIONS - The Distributors and the Fund shall have performed or complied with, in all material respects, all obligations, covenants and agreements in this Agreement to be performed or complied with by each of them.

     The delivery of a Distributor Report from time to time shall constitute a representation and warranty by TGSS that, on the date of such delivery, the conditions set forth in Article 6.2 have been fulfilled, except as specifically agreed to in writing by LFL.

6.3 DISTRIBUTOR AND FUND CONDITIONS. The obligations of the Distributors and the Fund to complete the transactions contemplated by this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of the Distributors and the Fund and may be waived by all of them in whole or in part by notice in writing to LFL):

     (a) TRUTH AND ACCURACY OF REPRESENTATIONS OF LFL AT CLOSING TIME - All the representations and warranties of LFL made in or pursuant to this Agreement shall be true and correct in all material respects as at the Closing Time with the same effect as if made at and as at the Closing Time.

     (b) PERFORMANCE OF OBLIGATIONS - LFL shall have performed or complied with, in all material respects, all obligations, covenants and agreements in this Agreement to be performed or complied with by the Closing Date.

     (c) MATERIAL ADVERSE EFFECT - As of December 31, 1998 no material adverse change in the condition or operation of the business, assets or financial condition of LFL shall have occurred which would adversely affect its ability to pay or to perform its obligations under this Agreement.

     (d) CONSENTS, AUTHORISATIONS AND REGISTRATIONS - All consents, approvals, orders and authorisations of any Person or government authority required in connection with the contemplation of any of the transactions contemplated by this Agreement, the execution of this Agreement, the closing or performance of any of the terms and conditions of this Agreement shall have been obtained on or before the Closing Time.

     (e) FINANCIAL CAPABILITY - LFL shall have the financial capability and resources to perform its obligations under this Agreement, including the payment of all Selling Commissions due to Approved Dealers pursuant to Article 4 hereof provided always that in the event that this condition (e) is not satisfied because LFL is in the process of being wound-up or has otherwise ceased to carry on its businesses (or where the LFL Event of Termination set out in paragraph (g) of that definition occurs) then in any such case, the Fund and each Distributor acknowledges and agrees that it shall not be entitled to take any action (whether by way of court proceedings or otherwise) against LFL arising out of the failure to satisfy this condition (e).

6.4 DOCUMENTS TO BE DELIVERED TO LFL. TGSS shall procure that the documents listed in Schedule E (which shall be in form and substance satisfactory to TGSS and LFL) are delivered to LFL within 30 days of the date hereof.

                                    ARTICLE 7

                                    COVENANTS

7.1 COVENANTS OF THE DISTRIBUTORS AND THE FUND. Each of the Distributors and the Fund covenants and agrees (but only as to itself) with LFL to the extent applicable that prior to the termination of this Agreement:

     (a) COMPLIANCE WITH ADVISORY AGREEMENTS - Each of the Distributors shall conduct annual reviews with each investment advisor under the Advisory Agreements in order to ensure that such investment advisor has kept in full force and effect and intends to keep in full force and effect, all licences, registrations and authorisations necessary to conduct its respective business under the applicable terms in the relevant Advisory Agreement.

     (b) TERMINATION OF A NEW B SHARE SUB-FUND - Each of the Distributors and the Fund shall not, unless compelled to do so (i) by any competent regulatory authority; or (ii) pursuant to any applicable law, at any time while LFL is entitled to receive payment of any amount hereunder, take any action, omit to take any action or initiate any proceeding which may, indirectly or directly, trigger the termination, reorganisation or winding-up of a New B Share Sub-Fund if such termination, reorganisation or winding-up has an Adverse Effect without the prior consent of LFL, such consent not to be unreasonably withheld.

     (c) MAINTENANCE OF BOOKS AND RECORDS - Each of the Distributors and the Fund shall keep proper books and records in accordance with normal business practice in which full and appropriate entries shall be made of all transactions in relation to its business activity which relate in any manner to the transactions contemplated by this Agreement.

     (d) DISCLOSURE OF MATERIAL CHANGES - Each of the Distributors and the Fund (upon becoming aware thereof) shall promptly give written notice to LFL of (i) any LFL Event of Termination or event which, with the passage of time or the giving of notice or both, would constitute an LFL Event of Termination; (ii) any material litigation or proceedings with respect to TGSS, TGAL, any investment adviser of any of the Sub-Funds or the Fund or any of their respective assets or properties which, if adversely determined, could give rise to an Adverse Effect;
          (iii) the  failure of any  representation  or  warranty  of any of the

          Distributors or the Fund contained in this Agreement to be true and correct in all material respects as of the date given; or (iv) the failure of any of the Distributors or the Fund to perform any obligation which is required to be performed by it under this Agreement in any material respect on a timely basis; and (v) any material change in the management or structure of the Fund.

     (e) FURTHER INSTRUMENTS AND DOCUMENTS - Each of the TGSS, TGAL and the Fund shall promptly at its expense execute and deliver to LFL such further instruments and documents and take such further action as LFL may from time to time reasonably request in order to further carry out the intent and purpose of this Agreement and to establish and protect the rights, interests and remedies created or intended to be created hereby and thereby, provided however, that TGSS, TGAL and the Fund shall not be obligated to execute and deliver such further instruments and documents if they would thereby incur any material obligations or liabilities not contemplated by this Agreement.

     (f) RIGHTS OF INSPECTION - Each of TGSS, TGAL and the Fund shall permit LFL or any Permitted Designee reasonably acceptable to it to visit and inspect the properties, files, books and records of the Fund (other than those subject to confidentiality rules under Luxembourg laws), TGAL and TGSS relating to the Fees, this Agreement, the transactions contemplated hereby and the financial condition, results of operations and cash flows of the Fund and to discuss the foregoing with the officers, partners, employees, legal advisers and accountants of the Fund, TGAL and TGSS, all at such reasonable times during reasonable business hours and as often as LFL may reasonably request.

     (g) MAINTENANCE OF PROSPECTUS - Insofar as reasonably within their respective control and except with the consent of LFL, such consent not to be unreasonably withheld or delayed, each of the Fund and the Distributors shall maintain the Prospectus Documents in full force and effect so that the Deferred Sales Charge Shares may be offered for sale to the public in the relevant jurisdictions where such Shares are being sold during the period in which LFL has the obligation to pay Selling Commissions in respect of the distribution of Deferred Sales Charge Shares hereunder.

     (h) DELIVERY OF LENDER NOTICES - The Distributors and the Fund shall deliver to LFL a copy of all notices or waivers of default, delivered by any lenders to the Fund and of all agreements and amendments entered into with such lenders.

     (i) CHANGE TO INVESTMENT OBJECTIVE OF A NEW B SHARE SUB-FUND - In the event that the investment objective of a New B Share Sub-Fund is amended (or will be amended) and such amendment will have a material adverse effect upon (a) the timing or amount of any payment of any Fee, (b) the timely receipt by LFL of any Fees, (c) the ability of the Fund, TGAL or TGSS to pay or perform its obligations hereunder in a timely manner or (d) the remedies and other rights of LFL under this Agreement, then each of TGSS, TGAL and the Fund agree (subject to approval by the Luxembourg supervisory authority) to consult in good faith with LFL for a period of 60 days from the time that LFL is notified of such amendment or potential amendment with a view to reaching agreement on a method of amending the Monthly Fee payable to LFL under this Agreement (or otherwise amending or varying the terms of the agreements between them and LFL) in order to preserve the economic return to LFL as if such amendment had not occurred (or were not to occur, in the case of a potential amendment).

     (j) PAYMENT OF FUNDS - If either TGAL or TGSS or any designee or agent thereof shall receive any of the Fees from the Fund, it shall hold (or procure that such designee or agent holds) such Fees in trust for LFL (acknowledging that such Fees do not constitute its property) and immediately following receipt of any such Fees, it shall, or shall cause such designee or agent to, remit the same to LFL in the form received and ensure that such amounts are not commingled with other funds.

     (k) PROVISION OF INFORMATION - All information provided by or on behalf of TGSS, TGAL or the Fund including information provided by FRI or one of its Affiliates after the date hereof to LFL or any Permitted Designee for purposes of or in connection with this Agreement, or the transactions contemplated hereby, will be true, correct and complete in all respects material to the Fees and the transactions contemplated by this Agreement, provided that this covenant shall apply only to such misrepresentations or omissions as would give rise to an Adverse Effect.

     (l) STATUS OF FEES - Except to the extent expressly permitted by this Agreement, none of TGSS, TGAL or the Fund shall permit to exist any Lien on or attempt to transfer or grant a security interest in any interest in any Fees.

     (m) FEE PAYMENT BY THE FUND - If at any time after the date of this Agreement an Insolvency Event occurs or TGAL (or its Affiliate) ceases to be the Principal Distributor or TGSS (or its Affiliate) ceases to be the Distribution Controller, the Fund agrees that as and from such date the Fund shall continue to be responsible for and shall continue to pay to LFL the amounts required to be paid by the Fund to LFL under this Agreement and the Fund shall cause the successor Distribution Controller or Principal Distributor, as appropriate, to become a party to this Agreement and (if requested by LFL) to agree to become responsible for the payment of amounts payable to LFL hereunder.

     (n) MAINTENANCE OF FEES - Other than to permit Free Redemptions or Free Exchanges as contemplated by the Prospectus Documents of the relevant Sub-Fund on the date hereof, each of the Fund, TGSS and TGAL hereby agrees with LFL that it will not, without the prior written consent of LFL, unless compelled to do so (i) by any competent regulatory authority or (ii) pursuant to any applicable law, at any time while LFL is entitled to receive payment of any amount hereunder, consent to or agree to a reduction in the Deferred Sales Charge for Distributed Shares or any alteration in the manner or as to the time of calculation of the Deferred Sales Charge or effect any action, amendment or change of any nature whatsoever if the effect of such reduction, alteration, action, amendment or change would be to reduce the amounts payable to LFL or adversely affect the timing of the receipt of such amounts payable pursuant to Article 4. For the avoidance of doubt, the provisions of this Article 7.1(n) restrict the ability of Fund, TGSS and TGAL to make retroactive changes (including changes in respect of New B Shares which have already been issued) but will not prevent any of them from making prospective changes in respect of the offering of New B Shares which are not Transfer Shares, Reinvested Shares and with respect to which LFL has no obligation to pay Selling Commissions.

     (o) PAYMENT OF TAXES - Each of the Distributors and the Fund shall cause to be paid and discharged all taxes, assessments and other charges or levies of any authority imposed upon it or upon any of its income or assets, prior to the day on which penalties are attached thereto, if the failure to pay and discharge such tax assessment or other charges or levies could give rise to an Adverse Effect.

     (p) CLIENT AND NEW B SHARE SUB-FUND REPORTING - TGSS shall provide shareholder and portfolio reporting to LFL. Shareholder reporting will consist of the administration package of reports on monthly shareholder activity derived from the Fund's transfer agent's system. Portfolio reporting will consist of a monthly balance sheet (statement of condition) inclusive of price and shares (with CUSIP and/or SIDOL numbers) reported to LFL in respect of each New B Share Sub-Fund separately. The portfolio reports shall be in substantially the same form as those currently generated by TGSS's accountants daily, provided always that TGSS shall not be required to provide any information to LFL under this Article where such provision would, in the reasonable opinion of TGSS, be in breach of any applicable laws of Luxembourg relating to data protection.

7.2 COVENANT OF LFL. LFL covenants and agrees with each of TGSS, TGAL and the Fund to the extent applicable that prior to the termination of this Agreement it will provide such information as each of them may reasonably request from time to time.

7.3 COMPLIANCE WITH LUXEMBOURG LAW. Nothing contained in Article 7.1 shall prevent the Fund from acting (a) in accordance with the terms of future instructions from the Luxembourg supervisory authorities or (b) where compelled to do so pursuant to the Articles of Incorporation or any applicable law or (c) in accordance with the terms of any resolution of the shareholders of the Fund (where such resolution has been proposed by a shareholder or shareholders in either case not affiliated with any of the parties hereto).

                                    ARTICLE 8

                               TERMINATION EVENTS

8.1 LFL TERMINATION EVENTS. The obligation of LFL to pay the Selling Commissions pursuant to Article 3 may be terminated by LFL if an LFL Event of Termination shall occur and be continuing. Such termination shall be effected by the giving of written notice to the Fund and each of the Distributors, declaring an LFL Event of Termination to have occurred (in which case the Termination Date shall be deemed to have occurred as of the date such notice is given pursuant to the provisions of Article 11.6) provided that upon the occurrence of any event (without the requirement for the passage of time or the giving of notice, or both) described in Articles
     (e) and (h) of the definition of LFL Event of Termination, the Termination Date shall be deemed to have automatically occurred;

     and provided further that, in the case of the occurrence of an event described in Articles (a), (b), (c), (d) and (i) if (1) such event affects only New B Share Sub-Funds which are not Substantial Funds, and (2) EITHER the Fund and/or the Distributors or either of them is able to segregate the Deferred Sales Charges related to Shares affected by such event (including any Shares of other Sub-Funds into which such Shares may have been exchanged in Free Exchanges) in respect of which LFL has not paid Selling Commissions from the Deferred Sales Charges related to Shares of the affected New B Share Sub-Funds and any unaffected New B Share Sub-Funds in respect of which LFL has paid Selling Commissions (and any Shares of any other Sub-Funds into which such New B Shares may be exchanged in Free Exchanges) and the Fund's ability to segregate the Deferred Sales Charges as described in above is certified to LFL by an independent accounting firm of international standing, reasonably acceptable to LFL, OR the Fund, the Distributors and LFL reach agreement upon an allocation procedure which will preserve the economic return to

     LFL (as if such event had not occurred), THEN such Event of Termination will only relate to LFL's obligations hereunder related to the affected New B Shares Fund(s), and such Event of Termination will not affect LFL's obligations hereunder with respect to the unaffected New B Share Sub-Funds;

     and provided further that upon the occurrence of any event described in Articles (d) and (i) of the definition of LFL Event of Termination, the Termination Date shall be deemed to have occurred as of the date which is six (6) months from the date such notice is effective pursuant to the provisions of Article 11.6; and The parties agree that upon the occurrence of any event described in Articles (d), and (i) of the definition of an LFL Event of Termination, the parties shall use their respective commercially reasonable efforts during such six (6) month period to restructure the distribution arrangements contemplated by the Program Documents in order to attempt to accommodate and facilitate the continuance of such arrangements notwithstanding such change.

8.2  FUND TERMINATION RIGHTS.

     (a) Provided that a LFL Event of Termination has not occurred and is continuing, LFL's role as exclusive Commission Payer with respect to the Deferred Sales Charge Shares under this Agreement may be terminated by the Fund if LFL fails to pay Selling Commissions pursuant to Article 3 and such failure is continuing. Such termination shall be effective by the giving of written notice to LFL by the Fund giving LFL 15 Business Days to cure such breach during which period the Fund shall not have any right to terminate LFL's role as exclusive Commission Payer. If such breach continues uncured, at the expiration of such notice period, the Fund may give a second written notice to LFL declaring that the Termination Date has occurred (in which case a Termination Date shall be deemed to have occurred on the date such second notice is given).

     (b) If a Fund Event of Termination shall occur and be continuing, TGSS shall promptly notify LFL in writing (and the other parties hereto) thereof and the parties hereto shall, during the period of 60 Business Days after such notification (the "Discussion Period"), consult in order to mitigate the effect of such circumstances. If, at the end of that period, the parties have not reached agreement on a method of mitigation, the Fund may terminate LFL's role as exclusive Commission Payer and the Termination Date shall be deemed to occur on the date such notice is given. On the date of receipt of such notification by LFL, LFL shall be entitled to suspend its obligations to pay Selling Commissions hereunder as and from such date. In the event that the parties hereto subsequently agree on a method of mitigation during the applicable Discussion Period, then LFL shall promptly pay all Selling Commissions in respect of the sales of Deferred Sales Charge Shares which occurred during such period.

8.3 COSTS AND EXPENSES OF LFL. All costs and expenses incurred by LFL in connection with the enforcement of this Agreement against the Distributors or the Fund shall be paid by the Distributors or the Fund forthwith on demand therefor by LFL. The obligations of the Distributors and the Fund under this Article 8.3 shall be several.

8.4 COSTS AND EXPENSES OF TGSS AND THE FUND. All costs and expenses incurred by TGSS in connection with the enforcement of this Agreement against LFL as set out in Article 8.2(a) shall be paid by LFL forthwith on demand therefor by TGSS.

8.5 TRANSACTION EXPENSES. LFL shall reimburse each of TGSS, TGAL and the Fund for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by each of them in connection with the negotiation, preparation and execution of this Agreement, any other document referred to in this Agreement and the completion of the transactions herein contemplated.

                                    ARTICLE 9

                                 INDEMNIFICATION

9.1 Each of the Distributors on their own behalf and on behalf of the Fund, separately and not jointly, agrees to indemnify and hold harmless LFL and each of its Affiliates and their respective officers, directors, employees, agents, advisors of, and any Person controlling any of the foregoing (each an "Indemnified Party") from and against (collectively, but without duplication) any and all Liabilities that may be incurred by or asserted or awarded against an Indemnified Party, in each case arising out of, relating to or by reason of, any claim brought by any Person not a party to this Agreement in connection with the transactions contemplated hereby (including, without limitation, any act or omission of or breach of this Agreement by the Fund); PROVIDED, HOWEVER, the Distributors shall not be required to indemnify any Indemnified Party in respect of any Liability if and to the extent such Liability resulted primarily from (i) such Indemnified Party's gross negligence or willful misconduct, or (ii) in the case of an Indemnified Party which is LFL, any failure of LFL to perform its covenants if any, set forth herein or in the other Program Documents to which it is a party, or any failure of any of LFL's representations and warranties, if any, set forth herein or in the other Program Documents to which it is a party, to be true and correct as of the time such representation or warranty spoke. Furthermore, the Distributors shall not be required to indemnify any Indemnified Party in respect of (a) any liability under applicable securities laws arising out of a Takeout Transaction, except to the extent such liability is attributable to or would not have occurred but for (i) the violation at the time of, or prior to, such Takeout Transaction of any covenant, representation or warranty made by the Distributors or the Funds contained in this Agreement or any other Program Document, or (ii) any information furnished by or on behalf of the Distributors or the Fund being false or misleading in any material respect, or (b) any Liabilities arising as a result of a claim by an Indemnified Party against the Distributors or as a result of a claim by the Distributors against an Indemnified Party where it is determined that the position of the Distributors in respect of such claim is correct in all material respects.

9.2 LFL agrees to indemnify and hold harmless TGAL,TGSS and the Fund, each of their Affiliates and their respective officers, directors, employees, agents, advisors of, and any Person controlling any of, the foregoing (collectively, the "Templeton Indemnitees") from and against (collectively, but without duplication) any and all Liabilities that may be incurred by or asserted or awarded against a Templeton Indemnitee, in each case arising out of, relating to or by reason of, any claim brought by any person not a party to this Agreement in connection with the transactions contemplated hereby; PROVIDED, however, LFL shall not be required to indemnify a Templeton Indemnitee in respect of any Liability to the extent such Liability resulted from (i) such Templeton Indemnitee's gross negligence or willful misconduct, or (ii) in the case of a Templeton Indemnitee that is a party to any Program Document, any failure of such Templeton Indemnitee to perform its covenants set forth in the Program Documents to which it is a party or any failure of any of its representations and warranties set forth in the Program Documents to which it is a party to be true and correct in all material respects at the time such representation or warranty spoke.

9.3 ACTUAL LOSSES. For the purposes of this Article 9, each party's indemnification obligations hereunder shall be in respect of only such Liabilities that are reasonably forseeable as likely to arise by reason of the occurrence of the relevant event in respect of which indemnification is sought and, for the avoidance of doubt, such indemnification obligations do not extend to cover indirect or consequential losses of any party. The parties agree that it is expected that LFL will (a) enter into hedging transactions in order to hedge the risks associated with the Deferred Sales Charges, the Selling Commissions and the other transactions contemplated by this Agreement, and (b) rely on the representations, warranties and covenants provided herein in making representations and warranties in Takeout Transactions, and that losses related to the foregoing are, with the exception of losses in hedging transactions which are not attributable to a breach of the representations, warranties and covenants given herein, a reasonably foreseeable result of any breach by the Fund or the Distributors of this Agreement or other Program Document to which is a party.

                                   ARTICLE 10

                              ADDITIONAL SUB-FUNDS

10.1 ADDITIONAL SUB-FUNDS.
     (a) In the event that the Fund adds an Additional Sub-Fund LFL shall be given the opportunity to serve as the exclusive Commission Payer to such Additional Sub-Fund. If LFL agrees to act as the exclusive Commission Payer to such Additional Sub-Fund, then the parties hereto agree that such Additional Sub-Fund shall be deemed to be a "New B Share Sub-Fund" within the meaning hereof and the New B Shares of such Additional Sub-Fund which are sold on a deferred sales charge basis shall be deemed to be "Deferred Sales Charge Shares" and "New B Shares" within the meaning hereof and the terms and conditions of this Agreement shall be applicable to such Additional Sub-Fund. Each of the parties hereto shall execute and deliver such amendments to this Agreement as shall be necessary to give effect to this Article 10.1. If an Additional Sub-Fund is added but does not become a New B Share Sub-Fund, then the allocation procedures at Schedule D shall be amended so as to allocate External Shares and External Reinvested Shares and the charges relating thereto to Monthly Pools.

     (b)  The Fund  shall  provide  notice  to LFL on or about the time when the
          Fund  files  a  prospectus   supplement  or  prospectus  addendum  (as
          appropriate) for a New B Share Sub-Fund.


                                   ARTICLE 11

                                     GENERAL

11.1 AMENDMENT OF AGREEMENT. This Agreement may be amended from time to time only by written consent of the Fund, TGSS, TGAL and LFL.

11.2 TERMINATION OF LFL AS EXCLUSIVE COMMISSION PAYER. If LFL is unable to carry out its obligations hereunder (which may occur if LFL is unable to pay
     Selling Commissions for all of the Original Charge Shares sold during the period of its appointment as Commission Payer under this Agreement), TGSS may terminate LFL's exclusive right to pay Selling Commissions and may: (i) pay Selling Commissions directly; (ii) enter into agreements with other parties to pay Selling Commissions; or (iii) limit, by allotment or otherwise, sales of Deferred Sales Charge Shares.

11.3 ASSIGNMENT

     (a) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective permitted successors and assigns; provided however that except in the case of TGSS or TGAL, where such assignment is to an Affiliate of TGSS or TGAL (as the case may be) and where such Affiliate assignee is of equal financial standing to the assignor, each of the Fund, TGAL and TGSS may not assign its rights or obligations hereunder or in connection herewith or any interest herein or under any other Program Document or with respect to any Fees or the proceeds thereof without LFL's prior written consent, such consent not to be unreasonably withheld; and provided further that, except as provided in Articles 11.3(b) and 11.3(c), LFL shall be entitled to assign its rights or obligations hereunder or under any other Program Document or in respect of any Fees or the proceeds thereof, provided it gives TGSS, TGAL and the Fund 30 days notice (the "Notice Period") If LFL does not, within the Notice Period, receive a notice stating that consent is withheld, it shall be deemed to have the authority to effect such an assignment. It shall be reasonable for the Fund, TGAL and TGSS to refuse to give its consent under this Article 11.3(a) where, in its reasonable opinion, its obligations or liabilities will be increased or otherwise adversely affected.

     (b) The rights and obligations of LFL under this Agreement shall be assignable in connection with any merger, consolidation or sale or disposition of all or substantially all of the assets of or the general and limited partnership or corporate interests in LFL with or to another entity, provided that the surviving entity shall (i) be a corporation or other entity organised under the laws of any country in Europe, the United States of America or any State thereof or of Canada or any province thereof; (ii) expressly assume the due and punctual performance and observance of all covenants and conditions of this Agreement and all other Program Documents to be performed or observed by LFL, by agreement reasonably satisfactory in form and substance to TGSS and the Fund; and (iii) prior to the Termination Date, have a net worth prior to the Termination Date at least equal to that of LFL, and access to funding sources for purposes of making payments of Selling Commissions hereunder equivalent in an amount to those to which LFL had access, immediately prior to such merger, consolidation or sale or disposition of assets or interests.

          Notwithstanding any other provision of this agreement (apart from Article 11.3(c) below), LFL may, at any time (provided that it has given 30 Business Days' notice to the Fund, TGAL and TGSS), assign (whether absolutely or by way of security) all or any of its rights and benefits under this Agreement or any other Program Document to any Person (and the Fund, TGAL and TGSS will, as appropriate, acknowledge receipt of any such notice and comply with the directions as to payment set out in such notice) and, without prejudice to the generality of the foregoing, LFL may (i) pledge or otherwise grant security over all of its rights or benefits under this Agreement or any other Program Document to a major financial institution as security for money borrowed; (ii) make representations or warranties and grant indemnities to another Person, as a part of and in connection with a Takeout Transaction, which are similar to the representations, warranties and indemnities agreed to by the Fund, TGSS and TGAL in this Agreement or any other Program Document; or
          (iii) assign the right to receive the proceeds of any indemnification provided hereunder.

     (c) LFL shall not have the right to assign any of its rights under this Agreement to any of the top five mutual fund management companies in each of Europe, Canada and the U.S. (and TGSS shall, acting reasonably, determine the identities of such companies from time to time). This exclusion shall not apply to Affiliates or associates of such fund companies that are not involved in the management and distribution of retail investment funds.

11.4 LIABILITY. LFL shall not be liable for any error of judgment or for any loss suffered by the Fund or the Distributors in connection with the matters to which this Agreement relates, except a loss resulting from misfeasance, bad faith or negligence on its part in the performance of, or reckless disregard by it of, its obligations hereunder.

11.5 CONFIDENTIALITY. Unless otherwise required by applicable law, TGSS, TGAL, the Fund and LFL agree to maintain the confidentiality of this Agreement (and all drafts thereof), the transactions contemplated hereby and all confidential, material, non-public information concerning the other parties to this Agreement, which information has been provided by such party by another party and was not also available to such party through other means (collectively, "Confidential Information"); provided that nothing in this
     Article 11.5 shall prohibit disclosure of Confidential Information by any such Person as follows:

     (a) pursuant to an order under applicable law or pursuant to a subpoena or other legal process;

     (b) to the officers, directors, partners, employees, legal counsel or auditors of, or lenders to, such Person, who shall also be instructed to maintain it as confidential;

     (c) in the case of the Fund, to any then current directors of the Fund, Fund counsel, independent accountants or officers, who shall also be instructed to maintain it as confidential;

     (d) to any permitted assignee or permitted pledgee of all or any portion of such Person's right, title or interest in this Agreement or the Fees, provided that such permitted assignee or pledgee agrees in writing delivered to and for the benefit of all parties to this Agreement to be bound by the terms of this Article 11.5; or

     (e) to any proposed permitted assignee or permitted pledgee of all or any portion of such Person's right, title and interest in this Agreement or the Fees, provided that such Person advises such proposed permitted assignee or pledgee in writing that such Confidential Information is confidential, non-public information and requests that such proposed permitted assignee or pledgee keep it confidential and use it only for purposes of evaluating the proposed assignment or pledge and such proposed permitted assignee or pledgee agrees in a writing delivered to and for the benefit of all parties to this Agreement to be bound by the provisions of this Article 11.5.

     Notwithstanding anything to the contrary contained herein, LFL shall keep, and shall use its commercially reasonable efforts to cause its officers, directors, partners, employees, advisers, legal counsel, auditors, lenders and affiliates to keep, confidential all Confidential Information concerning the Fund delivered or made available by the TGSS, TGAL or the Fund to LFL or such other Persons, including without limitation the Program Documents (to the extent not publicly available), shareholder records, shareholder transaction records and information concerning the composition of their respective portfolios, and information concerning the financial condition of the TGSS, TGAL or their parents (and LFL shall not, and shall cause each of the foregoing other Persons not to, use such information to sell shares to or purchase shares from the Fund or other investment company or recommend such trading to any other Person on the basis of such information).

11.6 NOTICE. Any notice which is required or permitted to be given under this Agreement may be given in writing by delivery in person or by ordinary prepaid mail by addressing the same to the party to whom it is to be given at the address set out below or at such other address as such party may designate by notice in the foregoing manner:

     (a)  in the case of LFL:
          c/o Chase Manhattan (Ireland) plc, Georges Dock, 1 IFSC, Dublin 1, Ireland
          Fax No: 00 353 1 6125777

     (b)  in the case of the Fund:
          26, boulevard Royal, L-2449, Luxembourg
          Attn:  General Manager
          Fax No: 00 352 4666 6711

     (c)  in the case of TGAL:
          PO Box N-7759, Nassau, Bahamas
          Attn:  Corporate Secretary
          Fax No: 001 242 3624 308

     (d)  in the case of TGSS:
          26, boulevard Royal, L-2449, Luxembourg
          Attn:  General Manager
          Fax No: 00 352 4666 6711

     Any notice so given shall be deemed to have been given on the day it is personally delivered or on the day which is five days after it is mailed, as the case may be. All such notices shall be copied to:

          Franklin Resources Inc
          777 Mariners Island Boulevard
          San Mateo
          CA 94404
          USA
          Attn:  General Counsel
          Fax No:  001 650 5257279

          and to

          Constellation Financial Management Company, LLC
          52 Vanderbilt Avenue, 13th Floor
          New York, NY  10017
          USA
          Attn: David Steinmetz
          and to

          Templeton Global Investors Limited
          Saltire Court
          20 Castle Terrace
          Edinburgh EH1 2EH
          Attn: Company Secretary

11.7 OVERDUE AMOUNTS. Any amount determined to be payable by one party to another shall be payable with interEst calculated at an annual rate on interest reported by Chase Manhattan Bank as its "prime rate", for the period commencing from the date such payment was originally due to the date payment actually is made.

11.8 TAXES.

     (a) The Distributors or the Fund, as applicable, shall pay any present or future sales, value added or excise taxes, excluding LFL's income taxes, imposed upon the supply of services by LFL under this Agreement (hereinafter referred to as "Sales Taxes"). In addition, the Distributors or the Fund, as applicable, shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise under Luxembourg legislation from any payment made by or on behalf of the Fund hereunder or from the execution or delivery of, or otherwise with respect to this Agreement or any other Program Document to which the Distributors, the Fund or any of their respective Affiliates is a party (hereinafter referred to as "Other Taxes"). LFL shall be entitled to indemnification for the full amount of Sales Taxes or Other Taxes (including without limitation, any Sales Taxes or Other Taxes imposed on amounts payable under this section 11.8(a)) paid by the Fund or either Distributor (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Sales Taxes or Other Taxes were correctly or legally asserted.

     (b) LFL shall pay (and indemnifies TGSS, TGAL and the Fund (each an "Indemnitee") in respect of) any present or future sales, value-added or excise taxes, excluding each Indemnitee's income taxes, imposed upon the payments to be made by LFL under Article 3.1. In addition LFL shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payments to be made by it hereunder.

     (c) LFL shall pay (and indemnifies TGSS, TGAL and the Fund in respect of) any withholding taxes that may become payable in connection with the payments to be made by LFL of Selling Commissions to Approved Dealers pursuant to Article 3.1 hereof and LFL shall gross up any such payment so as to ensure that, after making all required deductions, the Approved Dealers receive the full amount of the Selling Commissions due to such Approved Dealers. Furthermore, the Fund shall pay the full amounts deducted to the relevant taxation authority or other authority

     (d) The Fund shall pay any withholding taxes that may become payable in connection with any and all payments to be made by the Fund under this Agreement and the Fund shall gross up any such payment so as to ensure that, after making all required deductions, LFL receives an amount equal to the amounts it would have received had no deductions been made and the Fund shall pay the full amounts deducted to the relevant taxation authority or other authority. Notwithstanding any other provisions of this Agreement, in the event that the Fund is required to withhold any such taxes, it shall do so without any recourse by, or claim against, the Fund by LFL. In the event that the Fund is assessed a deficiency by any taxing authority in respect of its failure to withhold any such taxes, then the Fund shall be permitted to withhold any such deficiency from any current or future payments or transfers to be made by it to LFL under this Agreement until such deficiency (but not including any interest and penalties thereon) is paid by LFL and LFL shall have no recourse or claim against Fund with respect to any such payments or withholdings.

11.9 SEPARATE LIABILITY OF FUND. Save where otherwise provided in this Agreement, the liability and obligations of the Fund to TGAL, TGSS and LFL hereunder shall be separate and distinct from the liability and obligations of TGAL and TGSS, and the Fund shall be not be liable or responsible for the action or inaction of TGAL and TGSS. Notwithstanding the foregoing regardless of whether TGSS ceases to be the Distribution Controller or not, the Fund agrees that it shall provide to LFL, TGSS and TGAL such information as may be required from time to time to determine the amount of the Fees payable pursuant to Article 4.

11.10 HEADINGS. In this Agreement, the headings are for convenience of reference only, do not form a part of this Agreement and are not to be considered in the interpretation of this Agreement. References to Articles, sections, paragraphs, subparagraphs and clauses are to Articles, sections, paragraphs, subparagraphs and clauses of this Agreement.

11.11 GENDER AND NUMBER. In this Agreement, words importing the masculine gender include the feminine and neuter genders, words importing persons include all Persons, and words in the singular include the plural, and vice versa, wherever the context requires.

11.12 SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality shall not affect the validity of the remainder of this Agreement.

11.13 FURTHER ACTS. The parties hereto agree to execute and deliver any such further and other documents and perform and cause to be performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof. Without limiting the generality of the foregoing, the Fund agrees that it will provide to TGSS, TGAL and LFL such information as to date of issue and issue price of its Deferred Sales Charge Shares and such other information as shall be required to facilitate the calculating of any amounts which are payable hereunder.

11.14 CURRENCY. All amounts referred to in this Agreement or required to be paid hereunder shall be paid in the base currency of the applicable Sub-Fund.

11.15 COUNTERPARTS, FACSIMILE EXECUTION. This Agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart. This Agreement may be executed and delivered by facsimile and will be considered duly executed and delivered by the parties so executing delivery on the day of its transmission by facsimile in executed form to the other parties. A party so executing by way of facsimile shall promptly deliver to each other party an originally signed counterpart.

11.16 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes, with effect from the date of this Agreement, all prior agreements, understandings and negotiations between the parties including, without limitation, the Commission Paying Agreement and those provisions only of the Fees Side-Letter, the Distribution Agreement and the Distribution Agreement Addendum which expressly conflict with the provisions of this Agreement. For the avoidance of doubt, the remaining provisions of each of the Fees Side-Letter, the Distribution Agreement and the Distribution Agreement Addendum which do not expressly conflict with the provisions of this Agreement shall remain in full force and uuvaried effect.

11.17 ENUREMENT. This Agreement is binding upon and enures to the benefit of the parties hereto and their respective successors and permitted assigns.

11.18 INSTRUCTIONS. Any instructions to be given by LFL in the performance of its duties hereunder in respect of any of the matters referred to in or contemplated by this Agreement ("Proper Instructions") shall be written, cabled, telecopied or telexed instructions and signed or purported to be signed by such person or persons as LFL shall from time to time have authorised in writing to give the particular class of instructions in question. Different persons may be authorised to give instructions for different purposes and such persons may also include officers of corporations other than LFL so authorised by LFL. For the purposes of this Agreement, LFL shall furnish the other parties hereto with a schedule of the names of the persons authorised from time to time (either alone or with others as specified) to give instructions together with specimens of their signatures. LFL shall also furnish the other parties hereto with a certified copy of a resolution of the Directors of LFL as conclusive evidence of the authority of any such person to act and the other parties hereto shall be entitled to rely on such resolution and authority as being in full force and effect until receipt of written notice to the contrary.

11.19 LAW AND JURISDICTION.

     (a) This Agreement shall be governed by and construed in accordance with the laws of Ireland.

     (b) Each of the parties hereto irrevocably agree that the courts of Ireland shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with this Agreement and for such purposes hereby irrevocably submit to the jurisdiction of such courts.

     (c) Each party irrevocably waives any objection which it may have now or in the future to the courts of Ireland being nominated for the purpose of Article 11.19(b) and agrees not to claim that any such court is not a convenient or appropriate forum.

     (d) Each of the Fund, TGAL and TGSS hereby irrevocably authorises and appoints Matsack Trust Limited as its process agent to accept service of all legal process arising out of or connected with this Agreement and service on Matsack Trust Limited (or any substitute process agent appointed in accordance with this Article) shall be deemed to be service on the Fund, TGAL or TGSS (as the case may be). If for any reason Matsack Trust Limited (or any substitute process agent appointed in accordance with this Article 11.19 (d)) ceases to be able to act as process agent or no longer has an address in Ireland, each of the Fund, TGAL or TGSS irrevocably undertakes to appoint a substitute process agent resident in Ireland and advise LFL thereof. Failing such appointment each of the Fund, TGAL or TGSS hereby authorises the Agent to appoint an Agent on its behalf. Nothing in this Article 11.19 (d) shall affect the right to serve legal process in any other manner permitted by law.

ACKNOWLEDGEMENT BY THE FUND AND TGSS

Without prejudice to the execution of the Agreement by the parties hereto, each of the Fund and TGSS expressly and specifically confirm their agreement with the provisions of clause 11.19(b) of this Agreement for the purpose of article 1 of the Protocol annexed to the Convention on jurisdiction and the enforcement of judgements in civil and commercial matters signed at Brussels on 27 September, 1968 as amended by the Convention of Lugano and San-Sebastian.

--------------------------------          ------------------------------

TEMPLETON GLOBAL STRATEGY                 TEMPLETON GLOBAL STRATEGIC
SERVICES SA FUNDS                         SERVICES SA FUNDS



AS WITNESS WHEREOF the duly authorised representatives of the parties hereto have caused this Agreement to be duly executed the day and year first herein written.

                                   SCHEDULE A

                               ADVISORY AGREEMENTS

1. Investment Management Agreement dated February 2, 1995 between the Fund and Templeton Investment Management Limited.

2. Investment Management Agreement dated July 7, 1997 between the Fund and Franklin Mutual Advisers Inc.

3. Investment Management Agreement dated February 15, 1996 between the Fund and Franklin Advisers Inc (as amended by an amendment between those parties dated March 1, 1996).

4. Investment Management Agreement dated February 2, 1995 between the Fund and Templeton Investment Management (Singapore) Pte. Ltd.

5. Investment Management Agreement between the Fund and Templeton Galbraith & Hansberger Ltd (now TGSS).




                              PROSPECTUS DOCUMENTS

1.    The prospectus in relation to the Fund dated September 1997.

2. The addenda thereto dated January 1, 1999 and January 8 1999 respectively.

                                   SCHEDULE B

                            Intentionally left blank

                                   SCHEDULE C

Templeton Global Growth Fund
Franklin Mutual Beacon Fund
Franklin U.S. Equity Fund
Templeton Emerging Markets Fund
Franklin Templeton High Yield Fund
Franklin Templeton U.S. Government Fund
Templeton Emerging Markets Fixed Income Fund
Templeton U.S. Dollar Liquid Reserve Fund

                                   SCHEDULE D

                              ALLOCATION PROCEDURES

Deferred Sales Charge Shares shall be allocated among Monthly Pools in accordance with the procedures set forth in these Allocation Procedures.

The parties agree that if (i) the Sub-Funds or the Sub-Funds' transfer agent becomes able to supply records which accurately track Free Shares and Transfer Shares to the Commission Shares from which they were derived and the Fund, TGSS or TGAL develops an alternative allocation methodology which uses such tracking information (the "Alternate Methodology") and (ii) LFL reasonably determines that such methodology is at least as reliable and accurate as the methodology described below, then the parties agree that such Alternate Methodology will be substituted for the foregoing and this Schedule D will be amended to reflect a mutually agreeable description of such Alternate Methodology.

Defined terms used in this Schedule D and not otherwise defined in this Schedule D shall have the meanings assigned to such terms. As used herein the following terms shall have the meanings indicated:

"COMMISSION SHARE" shall mean, in respect of any New B Share Sub-Fund, each New B Share of such Sub-Fund which is issued under circumstances which would normally give rise to an obligation of the holder of such Share to pay a Deferred Sales Charge upon redemption of such Share, including, without limitation, any Share of such Sub-Fund issued in connection with a Free Exchange, and any such Share shall not cease to be a Commission Share prior to the redemption (including a redemption in connection with a Free Exchange) or conversion of such Share even though the obligation to pay the Deferred Sales Charge shall have expired or conditions for waivers thereof shall exist.

"DEFERRED SALES CHARGE" or "DSC" shall mean any deferred sales charge payable by the holder of a Share of any Sub-Fund upon redemption of such Share, either directly or by withholding from the proceeds of such redemption.

"FREE EXCHANGE" shall mean the issuance of a Transfer Share upon the immediate investment of proceeds realized on the redemption of a Commission Share of another New B Share Sub-Fund.

"FREE SHARE" shall mean, in respect of any New B Share Sub-Fund, each Reinvested Share of such Sub-Fund.

"MONTHLY POOL" shall mean, with respect to any Sub-Fund and any calendar month:

           (i) each Original Charge Share issued by such Sub-Fund during such calendar month;

           (ii) Transfer Shares of such Sub-Fund issued upon the immediate reinvestment of proceeds realized on the redemption of (a) an Original Charge Share of another Sub-Fund issued by such Sub-Fund during the calendar month described in clause (i) above; (b) a Reinvested Share of another Sub-Fund issued in respect of Deferred Sales Charge Shares described in clause (ii)
                (a) above or this clause (ii)(b); or (c) a Transfer Share of another Sub-Fund which relates to a Deferred Sales Charge Share described in clause (ii)(a) or (ii)(b) above or this clause
                (ii)(c); and

          (iii) Free Shares of such Sub-Fund issued upon the automatic reinvestment of income and capital gains distributions with respect to Deferred Sales Charge Shares of such Sub-Fund described in clauses (i) or (ii) above, or this clause (iii).

"NET ASSET VALUE" shall mean, with respect to any Share of a Sub-Fund and any date of determination, the net asset value of such Share on such date computed in the manner such value is required to be computed by such Sub-Fund in its reports to its shareholders.

"NON-OMNIBUS COMMISSION SHARE" shall mean a Commission Share that is a Non-Omnibus Share.

"NON-OMNIBUS FREE SHARE" shall mean a Free Share that is a Non-Omnibus Share.

"NON-OMNIBUS SHARE" shall mean a Share that is not an Omnibus Share.

"OMNIBUS  COMMISSION  SHARE"  shall mean a  Commission  Share that is an Omnibus
Share.

"OMNIBUS FREE SHARE" shall mean a Free Share that is an Omnibus Share.

"OMNIBUS SHARE" shall mean, with respect to any Sub-Fund, a Share of such Sub-Fund held in the name of a broker dealer street account on the records maintained by the Sub-Fund's Transfer Agent.

"SHARE" shall mean any Deferred Charge Share of any New B Share Sub-Fund.

ATTRIBUTION  OF SHARES:  Shares of each Sub-Fund  outstanding  from time to time
shall  be  attributed  to  Monthly  Pools  in  accordance   with  the  following
procedures:

1     NON-OMNIBUS SHARES

     (a)  COMMISSION SHARES

           Each Sub-Fund's Transfer Agent maintains records with which it is able to determine the original issuance date of each outstanding Non-Omnibus Commission Share, or in the case of a Transfer Share, of the Original Charge Share from which such Transfer Share is derived through one or more Free Exchanges. Using such data, LFL will attribute the following Commission Shares outstanding from time to time to the Monthly Pool having its Sale Cutoff Date in a specified month: (i) Original Charge Shares sold (whether or not settled) during such month, and (ii) Transfer Shares which were derived through one or more Free Exchanges from Original Charge Shares sold (whether or not settled) during such month, in each case determined in accordance with the records maintained by the Transfer Agent.

     (b)  FREE SHARES

           Non-Omnibus Free Shares of a Sub-Fund to be attributed among Monthly Pools pursuant to this Section 1(b) will be attributed by LFL using records maintained by LFL in accordance with this Section 1. information supplied by such Sub-Fund's Transfer Agent and the following methodology:

           (1)  NON-OMNIBUS FREE SHARE ISSUANCES.  Non-Omnibus Free Shares
                --------------------------------
                issued on any day during any calendar month by such Sub-Fund shall be attributed:

                (i) To Monthly Pools originated prior to the month in question using the following formula:

                          FS *          CSFS
                                --------------------------
                                  TCSFS + [NMCS * DD/DM]

                (ii) To the Monthly Pool originated during the month in question using the following formula:

                          FS *          NMCS                    DD
                                --------------------------   *  ----
                                   TCSFS + [NMCS  * DD/DM]      DM

                (iii) For this purpose:

                          FS   =    The  number  of  Non-Omnibus  Free  Shares
                                    issued on such day during  such month  based
                                    on   information   provided  by  the  Fund's
                                    Transfer Agent.

                          CSFS =    The  number  of  Non-Omnibus   Commission
                                    Shares   and    Non-Omnibus    Free   Shares
                                    attributed to such Monthly Pool in question and outstanding as of the close of business on the last business day of the month preceding the month in question.

                          TCSFS = The total number of Non-Omnibus Commission Shares and Non-Omnibus Free Shares outstanding as of the close of business on the last day of the month preceding the month in question.

                          NMCS =    The  number  of  Non-Omnibus   Commission
                                    Shares   attributed   to  the  Monthly  Pool
                                    originated during the month in question and outstanding as of the close of business on the last business day of such month.

                          DD   =    The  number  of  days  in  the  month  in
                                    question   prior   to  and   including   the
                                    ex-dividend date for the payment of the dividend or other distribution giving rise to the issuance of Free Shares in question.

                          DM   =    The  number  of  days  in  the  month  in
                                    question.

           (2) NON-OMNIBUS FREE SHARE CONVERSIONS. The number of Non-Omnibus Free Shares of a Sub-Fund deemed converted during any calendar month will equal the sum of (i) the number of Non-Omnibus Free Shares of such Sub-Fund attributed as of the close of business on the last business day preceding the month in question to the Monthly Pool the Anniversary of the Sale Cutoff Date of which occurs during such month, plus (ii) the number of Non-Omnibus Free Shares of such Sub-Fund attributed to such Monthly Pool with respect to the month in question pursuant to clause 1(b)(1) above.

           (3) NON-OMNIBUS FREE SHARE REDEMPTIONS AND EXCHANGES. Net changes during any calendar month in the number of Non-Omnibus Free Shares of a Sub-Fund that have not been allocated pursuant to clause 1(b)(1) or 1(b)(2) above (which changes will primarily result from redemptions or exchanges of such Shares) shall be attributed to Monthly Pools as of the end of such month using the following methodology:

                (i) The aggregate amount of such changes during such month will be computed as follows:

                             FSRE = FSO - FSI + FSC

                             where:

                          FSRE  =   The change during such  calendar  month in
                                    the number of outstanding  Non-Omnibus  Free
                                    Shares of the Sub-Fund in question  that has
                                    not  been   allocated   pursuant  to  clause
                                    1(b)(1) or 1(b)(2) above.

                          FSO   =   The  number  of  Non-Omnibus  Free  Shares
                                    outstanding on the last business day of the calendar month in question minus the number of Non-Omnibus Free Shares outstanding on the last business day of the preceding calendar month.

                          FSI   =   The  number  of  Non-Omnibus  Free  Shares
                                    issued during the month in question and attributed to Monthly Pools pursuant to clause 1(b)(1) above.

                          FSC   =   The  number  of  Non-Omnibus  Free  Shares
                                    deemed   converted   during   the  month  in
                                    question and attributed to Monthly Pools pursuant to clause 1(b)(2) above.

                     (ii) The aggregate amount of FSRE during such month will be attributed to Monthly Pools as follows:

                          FSRE X      FS
                                    ----
                                     TFS

                          where:

                          FSRE  =   The amount of FSRE determined as
                                    provided in clause (i) above.

                          FS    =   The  number  of  Non-Omnibus  Free  Shares
                                    attributed to such Monthly Pool as of the last business day of the calendar month preceding the month in question.

                          TFS   =   The  total  number  of  Non-Omnibus  Free
                                    Shares  as of the last  business  day of the
                                    calendar   month   preceding  the  month  in
                                    question.

2     Omnibus Shares.

(a)   Alternative Methodologies.

      If the conditions to broker dealer attribution of Omnibus Shares of a Sub-Fund have been satisfied, then the Omnibus Shares of such Sub-Fund will be attributed pursuant to Section 2(b).

      If the conditions to broker dealer attribution of Omnibus Shares of a Sub-Fund have not been satisfied, then the Omnibus Shares of such Sub-Fund will be attributed pursuant to Section 2(c).

      The conditions to broker dealer attribution of Omnibus Shares of a Sub-Fund will have been satisfied if certain broker dealer(s) (the "Specified Broker Dealer(s)") can provide reliable data with which LFL can attribute Omnibus Shares held by the Specified Broker Dealer(s) to specific Monthly Pools using the methodology described in Section 1 as though all references in Section 1 to the Transfer Agent, Non-Omnibus Shares, Non-Omnibus Commission Shares and Non-Omnibus Free Shares were references to the Specified Broker Dealer(s), Omnibus Shares, Omnibus Commission Shares and Omnibus Free Shares, respectively.

(b)   IF BROKER DEALER DATA IS AVAILABLE.

           If the conditions to broker dealer attribution of Omnibus Shares of a Sub-Fund have been satisfied, then the aggregate number of Omnibus Shares attributed to each Monthly Pool as of the last business day of a calendar month shall equal:

           OSSBD X   TOS
                   -------
                    TOSSBD

           where:

           OSSBD     =    The number of Omnibus Shares of such
                          Sub-Fund held by the Specified Broker Dealer(s) as of the last business day of the calendar month in question and attributed to such Monthly Pool using the methodology described in Section 1 with respect to such Sub-Fund and the data supplied by such Specified Broker Dealer(s) but without using data supplied by the Sub-Fund's Transfer Agent.

           TOS       =    The total  number of  Omnibus  Shares as of the last
                          business  day  of  the  calendar   month  in  question
                          according to the Sub-Fund's Transfer Agent's records.

           TOSSBD    =    The total  number of  Omnibus  Shares as of the last
                          business day of the calendar month in question held by
                          the  Specified  Broker  Dealer(s)   according  to  the
                          Specified Broker Dealer(s)'s records.

           (c)  IF BROKER DEALER DATA IS NOT AVAILABLE.

           If the conditions to broker dealer attribution of Omnibus Shares of a Sub-Fund have not been satisfied, then the aggregate number of Omnibus Shares attributed to each Monthly Pool as of the last business day of a calendar month shall equal:

           TOS X    NOS
                   ------
                    TNOS

           where:

           TOS      =     The total  number of  Omnibus  Shares as of the last
                          business  day  of  the  calendar   month  in  question
                          according to the Sub-Fund's Transfer Agent's records.

           NOS      =     The  number  of  Non-Omnibus  Shares  as of the last
                          business  day  of  the  calendar   month  in  question
                          attributed to the Monthly Pool in question.

           TNOS     =     The  total  number of  Non-Omnibus  Shares as of the
                          last business day of the calendar month in question.

                                   SCHEDULE E

1.    An opinion of Luxembourg counsel.

2. Certified copies of the Articles of Incorporation of the Fund and a resolution of the board of directors of the Fund wherein, inter alia, they authorise the execution of this Agreement by the Fund and the performance of its obligations hereunder.

3. Certified copies of the Prospectus Documents, the Advisory Agreements, the Distribution Agreement, the Distribution Agreement Addendum, the Distribution Controller Agreement and the Fees Side-Letter.

SIGNED for and on behalf of
LIGHTNING  FINANCE  COMPANY  LIMITED
by
Signature:   ____________________________

Print Name:  ____________________________


Title:       ____________________________
             DULY AUTHORISED OFFICER

in the presence of:

Signature:   _____________________________


Witness Name:_____________________________

Address:     _____________________________

SIGNED for and on behalf of
TEMPLETON GLOBAL STRATEGY FUNDS
by
Signature:   ____________________________


Print Name:  ____________________________


Title:       ____________________________
             DULY AUTHORISED OFFICER

in the presence of:

Signature:   _____________________________


Witness Name:_____________________________

Address:     _____________________________

SIGNED for and on behalf of
TEMPLETON  GLOBAL  ADVISORS  LIMITED
by
Signature:   ____________________________

Print Name:  ____________________________

Title:       ____________________________
             DULY AUTHORISED OFFICER

in the presence of:

Signature:   _____________________________

Witness Name:_____________________________

Address:     _____________________________

SIGNED for and on behalf of
TEMPLETON GLOBAL STRATEGIC SERVICES S.A.

by

Signature:   ____________________________


Print Name:  ____________________________


Title:       ____________________________
             DULY AUTHORISED OFFICER

in the presence of:

Signature:   _____________________________


Witness Name:_____________________________

Address:     _____________________________